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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

October 9, 2003

To Our Shareholders:

    We are pleased to submit to you our report for the quarter ended
September 30, 2003, the fund's first full quarter of operations. The net asset value per common share at that date was $24.68. The fund declared its first three monthly dividends of $0.17 per share for the months of August, September and October to common shareholders of record on August 15, 2003, September 15, 2003 and October 15, 2003, respectively. During the quarter, we completed the investment of our initial equity capital as well as the deployment of the majority of the additional proceeds raised through the issuance of $620 million in Auction Market Preferred Shares in late August. Additionally, we entered into several interest rate swap transactions that substantially lock in our cost of leverage, thereby reducing the impact that an increase in interest rates could have on the fund's investment income. The average maturity of the fund's interest rate swaps is approximately five years, and the average fixed rate is 3.7%. We note, however, that the use of leverage generally may increase the volatility of the fund's net asset value per share.

    For the quarter, Cohen & Steers REIT and Preferred Income Fund had a total return, based on income and change in net asset value, of 5.0%. As of September 30, 2003, the fund had invested approximately $1.57 billion, or 87% of its total assets. Of this amount, 54% was invested in REIT common stocks and 33% was invested in preferred and debt securities.

REIT MARKET OVERVIEW

    The REIT bull market rolled on in the third quarter, in a fashion totally consistent with what we expected at this point in the economic and real estate cycle. In our view, prices rose because investors recognized the bottoming of fundamentals, turned their attention to the recovery currently in force and anticipated that the recovery would continue over the next several quarters. We believe that recent developments and events validated this price advance. This has frustrated the growing chorus of REIT skeptics, many of whom believe that the sector had outperformed for too long and valuations were stretched to unsustainable levels. Analyst predictions -- such as 'REITs will lag a rising stock market' and 'REITs are interest rate sensitive' -- never came to pass as REITs performed well as stock prices rose and interest rates experienced a record increase.

    Widespread expectations by economists that U.S. GDP grew 5% in the third quarter had a positive impact on most asset classes, with the exception of long-term bonds. This economic strength was evidenced by improving consumer and business confidence, strong retail sales, increasing factory orders and growing manufacturing strength. Despite concerns about the 'jobless recovery,' signs finally appeared that job losses were abating and, by September, there was an actual increase in jobs.

    Indicators of improving health in the property market abound. Commentators have noted that vacancy rates in the office sector appear to be nearing their bottom. The prospect for future job growth should facilitate further

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.



improvement in this sector. In addition, developers and lenders have shown much greater restraint in this downturn than in the office market in the early 1990s, which should help the market recover more quickly than it did in the last recession. The apartment sector, which has been battered over the past several years, showed moderate signs of improvement during the third quarter. Indicators such as revenue per available room in the hotel industry turned positive for the first time in over two years, and hotel stocks were the star performers of the quarter, rising 21%. Retail sales trends and as a result regional mall fundamentals continued to be very positive and the stocks rose over 13% in the quarter.

    The industry-wide improvement in REIT balance sheets and growth prospects has continued unabated this year. The refinancing or retirement of high cost debt and preferred stock has improved financial strength and flexibility. This, in turn, has enhanced equity values. Still, it is notable that unsecured borrowing by REITs this year, at $6.4 billion, trails the $8.1 billion raised in the same period last year, suggesting that REITs are taking advantage of low interest rates without increasing financial leverage. Many companies have taken advantage of strong stock prices to issue what we consider to be judicious amounts of common equity. This equity has in many cases been used to replace debt or make property acquisitions, often contributing to increased earnings. Whereas some commentators and analysts have argued that equity issuance is a warning sign, the $3.8 billion in common equity raised in the first nine months of 2003 significantly trails the $4.7 billion raised in the same period of 2002. (As a point of reference, the record for REIT equity issuance was $20 billion in 1997.) Further, considering that the equity market capitalization of the REIT industry is now over $200 billion, this equity issuance is rather insignificant.

    Many commentators and analysts have attributed the REIT rally simply to money flows, implying that rising prices are exclusively the result of irrational technical factors rather than fundamental factors. Indeed, while $3.0 billion has been invested in real estate mutual funds so far this year, this is well below absolute levels experienced historically. (As with equity issuance, fund inflows reached their peak in 1997, with $4.1 billion of new assets being invested in real estate mutual funds.) Further, as a percentage of the existing $23.5 billion in fund assets, it is an even less significant statistic. This flow of funds, in our opinion, is the result of the aforementioned fundamental factors. To believe that funds flows are the drivers of bull markets in our view places cause and effect in reverse order. Demand for an asset class is based on its investment merits, and that is what causes money to flow into that asset class.

PREFERRED MARKET OVERVIEW

    The preferred market was remarkably resilient throughout the quarter despite a meaningful weakening in Treasury bond prices. Demand for high-income securities, including preferreds, continued to be very strong, and credit risk spreads on preferreds narrowed during the quarter. However, we were able to take advantage of the short periods of market weakness whenever they emerged, particularly during the brief spike in interest rates during July. There were also points in the quarter when we believed that certain segments of the preferred market, particularly foreign U.S. dollar-denominated preferreds and U.S. institutionally traded issues, offered better value than the U.S.

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.



$25 par exchange-traded market. Due to much greater liquidity and, in our view, much better fundamental attractiveness, such instruments make up a meaningful proportion of the fund.

    As we near the end of our initial investment program, we are pleased that we have been able to achieve our diversification and credit quality objectives. As of September 30, 2003, 90% of the fund's preferred and other fixed income holdings are of investment grade quality, and the fund has broad exposure to many different industry sectors. Our largest weightings are in the financial, auto and utility sectors, which collectively comprise approximately 26% of the fund's total assets. Financial companies are the largest issuers of preferred securities, comprising roughly 60% of the market. We find that financials offer relatively strong regulatory and other protections that can be lacking in other sectors. Earnings for U.S. and many European banks remain quite strong, and non-performing assets are low. Certain life and property & casualty insurance company preferreds also offer attractive yields, in our view. Insurers continue to enjoy strong demand for their products and have pricing power in certain segments. Utilities are another meaningful sector holding. In this sector we have avoided certain 'turnaround'companies, preferring to stick with issuers we consider to have remained sound throughout the troubles that the utility industry has experienced since 2001. While we are comfortable with certain turnaround stories, we generally have not found adequate yield compensation in the preferreds of weaker issuers. By comparison, auto issues, which also have challenging fundamentals, appear to us to offer more compelling value.

INVESTMENT OUTLOOK

    Perhaps the most passionate debate in the REIT industry revolves around the current level of stock valuations. Following their strong price advance this year, REITs are trading, on average, at a modest premium to net asset value
(NAV), approximately 5% to 10% compared to their long-term average of 0%. In addition, they are trading at a price/cash flow multiple of 11.5, above their long-term average of 11.3. REIT skeptics assert that this limits any further upside price potential, and makes them vulnerable to a price decline. Overlooked, however, is the fact that improving fundamentals are already translating into higher earnings -- thereby resulting in declining future price/cash flow ratios. Similarly, as property level cash flows increase, so are underlying property values. Almost every company that has reported or forecasted improving operations has seen Wall Street earnings estimates and NAV estimates rise, sometimes substantially.

    Just as fundamental events have validated price movements to date, further strong returns from REITs (as well as stocks in general), will require the anticipation of ongoing improvement in economic and real estate fundamentals. As this economic recovery proceeds, we expect continued increases in earnings and NAV estimates. As long as this prospect remains intact, we would expect share prices to perform in accordance.

    With respect to our outlook for the major property sectors, our portfolio weights reflect our view that the office sector is in the early stages of recovery, while it still has some of the lowest valuations. Regional mall growth rates have remained strong and valuations have remained favorable; however, dividend yields have been driven down, causing us to have a low weight in this sector. Rising interest rates and the creation of new jobs have begun to improve apartment demand, and we have found several attractively valued companies offering appealing

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.



dividend yields in the apartment sector. Industrial valuations appear to already anticipate an early recovery in fundamentals, and with acceptable yield difficult to find, we have a low weight in this property type. While shopping center fundamentals have remained sound, we believe the sector is fully valued and likely to experience a slowing growth rate.

    We are optimistic about the preferred market despite some expected challenges ahead. The persistence of a low interest rate environment suggests that demand for higher income securities will remain strong; by comparison, the pipeline of new corporate bond and preferred issues appears to be moderate. The improving corporate earnings backdrop, consistent with the global economic recovery we see unfolding, supports our positive credit view. Also important, inflation, which is the greatest threat to long-term fixed-income securities and will signal the next Fed tightening cycle, appears to remain well in check. In short, we see an economic recovery emerging, in which case yields on income securities could rise somewhat over the next year.

    Based on our positive view of the economy and the relative valuation between REITs and preferreds, we have positioned the fund with a slightly higher weight in REIT common stocks. This asset mix reflects our belief that we are at the beginning of both a new economic and real estate cycle, and that REITs are very well-positioned to prosper in such an environment. This framework would likely result in an improving credit profile for our preferred holdings. Whereas pricing upside could be limited, on a relative basis, by any increase in interest rates that may accompany an improving economy, preferred stocks continue to provide the potential for above-average current income while lowering portfolio volatility.

Sincerely,


             MARTIN COHEN        ROBERT H. STEERS

                MARTIN COHEN          ROBERT H. STEERS
                President             Chairman


             GREG E. BROOKS      WILLIAM F. SCAPELL

                GREG E. BROOKS        WILLIAM F. SCAPELL
                Portfolio manager     Portfolio manager


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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

           Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general. Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM


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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.



                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                NUMBER                       DIVIDEND
                                                               OF SHARES        VALUE        YIELD (a)
                                                              -----------   --------------   --------
  COMMON STOCK                                      82.23%
    DIVERSIFIED                                      6.95%
        Colonial Properties Trust..........................       225,000   $    8,106,750     7.38%
        Crescent Real Estate Equities Co. .................     1,490,500       21,612,250    10.34
        iStar Financial....................................       936,900       36,492,255     6.80
        Newcastle Investment Corp. ........................       149,000        3,425,510     8.70
        Vornado Realty Trust...............................       274,100       13,167,764     5.66
                                                                            --------------
                                                                                82,804,529
                                                                            --------------
    HEALTH CARE                                     11.90%
        Health Care Property Investors.....................     1,450,300       67,729,010     7.11
        Health Care REIT...................................     1,441,500       44,470,275     7.59
        Nationwide Health Properties.......................     1,362,200       23,824,878     8.46
        Ventas.............................................       335,000        5,735,200     6.25
                                                                            --------------
                                                                               141,759,363
                                                                            --------------
    HOTEL                                            0.92%
        Hospitality Properties Trust.......................       312,000       10,944,960     8.21
                                                                            --------------
    INDUSTRIAL                                       3.97%
        First Industrial Realty Trust......................     1,472,200       47,213,454     8.54
                                                                            --------------
    OFFICE                                          23.16%
        Arden Realty.......................................     1,444,200       40,322,064     7.23
        Brandywine Realty Trust............................       656,500       16,865,485     6.85
        CarrAmerica Realty Corp. ..........................       982,300       29,321,655     6.70
        Equity Office Properties Trust.....................     2,943,300       81,029,049     7.26
        Highwoods Properties...............................       910,200       21,717,372     7.12
        Mack-Cali Realty Corp. ............................     1,240,000       48,608,000     6.43
        Maguire Properties.................................     1,286,100       26,365,050     7.80
        Prentiss Properties Trust..........................       374,900       11,621,900     7.23
                                                                            --------------
                                                                               275,850,575
                                                                            --------------
    OFFICE/INDUSTRIAL                                4.84%
        Liberty Property Trust.............................     1,243,300       45,977,234     6.54
        Mission West Properties............................       939,500       11,612,220     7.77
                                                                            --------------
                                                                                57,589,454
                                                                            --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.



                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                NUMBER                       DIVIDEND
                                                               OF SHARES        VALUE         YIELD
                                                              -----------   --------------   --------
    RESIDENTIAL -- APARTMENT                        17.53%
        AMLI Residential Properties Trust..................       541,700   $   14,192,540     7.33%
        Apartment Investment & Management Co. .............       984,700       38,757,792     8.33
        Archstone-Smith Trust..............................     2,374,000       62,626,120     6.48
        AvalonBay Communities..............................       170,800        7,993,440     5.98
        Camden Property Trust..............................       647,800       24,894,954     6.61
        Equity Residential.................................       200,000        5,856,000     5.91
        Gables Residential Trust...........................     1,186,100       38,334,752     7.46
        Mid-America Apartment Communities..................       308,300        9,304,494     7.75
        Post Properties....................................       100,000        2,723,000     6.61
        Town & Country Trust...............................       173,400        4,073,166     7.32
                                                                            --------------
                                                                               208,756,258
                                                                            --------------
    SELF STORAGE                                     0.61%
        Sovran Self Storage................................       220,100        7,296,315     7.27
                                                                            --------------
    SHOPPING CENTER                                 12.35%
      COMMUNITY CENTER                               7.37%
        Heritage Property Investment Trust.................     1,456,100       42,052,168     7.27
        New Plan Excel Realty Trust........................     1,538,100       35,837,730     7.08
        Ramco-Gershenson Properties Trust..................       390,000        9,925,500     6.60
                                                                            --------------
                                                                                87,815,398
                                                                            --------------
      REGIONAL MALL                                  4.98%
        Glimcher Realty Trust..............................     2,074,000       43,699,180     9.11
        Macerich Co. ......................................       215,200        8,123,800     6.04
        Mills Corp. .......................................       190,200        7,484,370     5.74
                                                                            --------------
                                                                                59,307,350
                                                                            --------------
        TOTAL SHOPPING CENTER..............................                    147,122,748
                                                                            --------------
             TOTAL COMMON STOCK (Identified
               cost -- $934,890,739).......................                    979,337,656
                                                                            --------------

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.



                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                NUMBER                       DIVIDEND
                                                               OF SHARES        VALUE         YIELD
                                                              -----------   --------------   --------
PREFERRED SECURITIES -- $25 PAR VALUE               21.58%
    AGRICULTURAL CHEMICALS                           0.09%
        Agrium, 8.00% (COPrS)(a)...........................        43,300   $    1,092,892     7.92%
                                                                            --------------
    AUTOMOTIVE                                       0.88%
        DaimlerChrysler, 7.50% (CBTCS)(b)..................        34,200          877,230     7.33
        DaimlerChrysler, 7.875% (CORTS)(c).................         9,600          249,504     7.58
        DaimlerChrysler, 8.00% (CORTS)(c)..................        10,000          261,000     7.66
        Ford Motor Co., 7.40% (CORTS)(c)...................        33,000          810,150     7.54
        Ford Motor Co., 7.50%, Note........................       172,251        4,280,437     7.57
        Ford Motor Co., 8.00% (CORTS)(c)...................       125,000        3,156,250     7.92
        Ford Motor Co., 8.125%, Series F (SATURNS)(d)......        32,200          817,880     7.99
        General Motors Corp., 7.375%, Senior Notes.........         3,100           77,965     7.32
                                                                            --------------
                                                                                10,530,416
                                                                            --------------

    BANK                                             1.59%
        ASBC Capital I, 7.625%, Series A (TOPrS)(e)........        65,300        1,742,204     7.16
        BAC Captial Trust III, 7.00%.......................        11,800          317,892     6.50
        Chittenden Capital Trust I, 8.00%, Capital
           Securities......................................        13,700          367,160     7.46
        Colonial Capital Trust IV, 7.875%..................       300,000        7,641,000     7.73
        Compass Capital III, 7.35%, Capital Securities.....         8,600          228,330     6.93
        Countrywide Capital II, 8.00% (CORTS)(c)...........         5,500          147,730     7.45
        Countrywide Capital IV, 6.75%......................        74,600        1,879,920     6.71
        Fleet Capital Trust VII, 7.20% Series..............        94,800        2,484,708     6.87
        Fleet Capital Trust VIII, 7.20% Series.............        87,900        2,335,503     6.77
        Old Second Bancorp Capital Trust I, 7.80%..........        90,000          967,500     7.26
        VNB Capital Trust I, 7.75% (TOPrS)(e)..............         9,300          251,100     7.19
        Zions Capital Trust B, 8.00%.......................        18,600          502,758     7.40
                                                                            --------------
                                                                                18,865,805
                                                                            --------------
    BANK -- FOREIGN                                  1.42%
        Abbey National PLC, 7.25%, Perpetual Subordinated
           Notes...........................................        11,800          310,340     6.88
        Abbey National PLC, 7.375%, Series B...............       130,700        3,555,040     6.76
        Abbey National PLC, 7.375%, Series C...............       493,264       13,096,159     6.93
                                                                            --------------
                                                                                16,961,539
                                                                            --------------

-------------------
(a) (COPrS) Canadian Origin Preferred Securities.
(b) (CBTCS) Corporate Backed Trust Certificates.
(c) (CORTS) Corporate Backed Trust Securities.
(d) (SATURNS) Structured Asset Trust Unit Repackagings.
(e) (TOPrS) Trust Originated Preferred Securities.

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.



                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                NUMBER                       DIVIDEND
                                                               OF SHARES        VALUE         YIELD
                                                              -----------   --------------   --------
    ELECTRIC -- INTEGRATED                           1.04%
        Energy East Capital Trust I, 8.25%.................        61,000   $    1,645,170     7.64%
        Entergy Louisiana, 7.60% Series, due 4/1/32........        11,900          315,945     7.16
        Georgia Power Capital Trust V, 7.128%..............        20,200          537,522     6.69
        Gulf Power Capital Trust III, 7.375% (TruPS)(a)....        11,199          293,526     7.02
        Northern States Power Co., 8.00%, Notes (PINES)(b).        38,200        1,027,580     7.43
        PSEG Funding Trust II, 8.75% Series................       170,100        4,626,720     8.05
        Puget Sound Energy Capital Trust II, 8.40%
           (TOPrS)(c)......................................        77,500        2,070,800     7.86
        Southern Company Capital Trust VI, 7.125% Series...         7,800          209,508     6.63
        Virginia Power Capital Trust II, 7.375%,
           (TruPS)(a)......................................        62,061        1,666,338     6.85
                                                                            --------------
                                                                                12,393,109
                                                                            --------------

    FINANCE                                          2.56%
      AUTO LOAN                                      0.49%
        Ford Motor Credit Co., 7.375%, Note................        88,000        2,173,600     7.45
        Ford Motor Credit Co., 7.60%, Note.................        39,300          993,111     7.52
        General Motors Acceptance Corp., 7.25%, Notes......       104,900        2,627,745     7.23
                                                                            --------------
                                                                                 5,794,456
                                                                            --------------
      CREDIT CARD                                    0.68%
        MBNA Capital, 8.125%, Series D (TruPS)(a)..........       189,800        5,029,700     7.66
        MBNA Capital, 8.10%, Series E (TOPrs)(c)...........       115,900        3,099,166     7.59
                                                                            --------------
                                                                                 8,128,866
                                                                            --------------
      DIVERSIFIED FINANCIAL SERVICES                 0.12%
        Household Capital Trust VII, 7.50%.................         6,400          173,440     6.94
        National Rural Utilities, 7.40% (QUICS)(d).........        48,300        1,297,821     6.89
                                                                            --------------
                                                                                 1,471,261
                                                                            --------------
      INVESTMENT BANKER/BROKER                       1.27%
        JP Morgan Chase Capital Co. X, 7.00% Series J......         5,900          155,701     6.63
        Lehman Brothers Holdings, 6.50%, Series F..........       550,000       14,492,500     6.19
        Merrill Lynch Perferred Capital Trust V, 7.28%
           (TOPrS)(c)......................................        16,500          440,880     6.81
                                                                            --------------
                                                                                15,089,081
                                                                            --------------
        TOTAL FINANCE......................................                     30,483,664
                                                                            --------------

-------------------
(a) (TruPS) Trust Preferred Securities.
(b) (PINES) Public Income Notes
(c) (TOPrS) Trust Originated Preferred Securities.
(d) (QUICS) Quarterly Income Capital Securities.

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.



                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                NUMBER                       DIVIDEND
                                                               OF SHARES        VALUE         YIELD
                                                              -----------   --------------   --------
    GAS -- DISTRIBUTION                              1.61%
        Dominion CNG Capital, 7.80%........................         3,300   $       89,727     7.72%
        Dominion CNG Capital, 8.40%........................        78,700        2,140,640     7.17
        Laclede Capital Trust I, 7.70% (TOPrS)(a)..........        47,400        1,279,800     7.15
        Southwest Gas Capital Trust II, 7.70%..............       600,000       15,690,000     7.38
                                                                            --------------
                                                                                19,200,167
                                                                            --------------
    INSURANCE                                        2.97%
      BROKERS                                        0.05%
        Aon Capital, 7.50%, Class A (SATURNS)(b)...........        22,528          559,821     7.57
                                                                            --------------
      LIFE/HEALTH INSURANCE                          0.30%
        Lincoln National Capital V, 7.65%, Series E
           (TruPS)(c)......................................        52,300        1,393,795     7.17
        PLC Capital Trust III, 7.50% (TOPrS)(a)............        42,000        1,109,640     7.12
        Torchmark Capital Trust I, 7.75%...................        41,000        1,103,310     7.21
                                                                            --------------
                                                                                 3,606,745
                                                                            --------------
      MULTI-LINE                                     1.12%
        ING Groep NV, 7.05% Series.........................       341,600        8,908,928     6.75
        ING Groep NV, 7.20% Series.........................       165,700        4,379,451     6.81
                                                                            --------------
                                                                                13,288,379
                                                                            --------------

    PROPERTY/CASUALTY                                1.12%
        ACE Ltd., 7.80%, Series C..........................       380,400        9,966,480     7.44
        St. Paul Capital Trust I, 7.60% (TruPS)(c).........       114,130        3,030,151     7.16
        XL Capital Ltd., 7.625%, Series B..................        12,800          346,240     7.06
                                                                            --------------
                                                                                13,342,871
                                                                            --------------
      REINSURANCE -- FOREIGN                         0.38%
        Everest Re Capital Trust, 7.85%....................        12,700          345,567     7.20
        PartnerRe Ltd., 6.75%, Series C....................        65,000        1,638,000     6.71
        RenaissanceRE Holdings Ltd., 8.10%, Series A.......        30,900          830,901     7.55
        RenaissanceRE Holdings Ltd., 7.30%, Series B.......        65,900        1,756,235     6.87
                                                                            --------------
                                                                                 4,570,703
                                                                            --------------
        TOTAL INSURANCE....................................                     35,368,519
                                                                            --------------

-------------------
(a) (TOPrS) Trust Originated Preferred Securities.
(b) (SATURNS) Structured Asset Trust Unit Repackagings.
(c) (TruPS) Trust Preferred Securities.

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.




                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                NUMBER                       DIVIDEND
                                                               OF SHARES        VALUE         YIELD
                                                              -----------   --------------   --------
    MEDIA                                            1.24%
      CABLE TELEVISION                               0.67%
        Shaw Communications, 8.45%, Series A (COPrS)(a)....       146,092   $    3,646,456     8.45%
        Shaw Communications, 8.50%, Series B (COPrS)(a)....       173,500        4,332,295     8.53
                                                                            --------------
                                                                                 7,978,751
                                                                            --------------
      DIVERSIFIED SERVICES                           0.57%
        AOL Time Warner, 7.625%, Series A-1 (CABCO)(b).....        53,200        1,373,624     7.40
        Liberty Media Corp., 8.75% (CBTCS)(c)..............       143,300        3,814,646     8.23
        Liberty Media Corp., 8.75% (PPLUS)(d)..............        44,145        1,191,915     8.11
        Viacom, 7.25%, Senior Notes........................        16,500          436,095     6.85
                                                                            --------------
                                                                                 6,816,280
                                                                            --------------
        TOTAL MEDIA........................................                     14,795,031
                                                                            --------------
    MEDICAL -- HMO                                   0.05%
        Aetna, 8.50%, Senior Notes.........................        23,800          644,266     7.87
                                                                            --------------

    REAL ESTATE                                      6.20%
        Apartment Investment and Management Co., 8.00%,
           Series T........................................        93,700        2,342,500     8.00
        CBL & Associates Properties, 7.75%, Series C.......       200,000        5,140,000     7.55
        CarrAmerica Realty Corp., 7.50%, Series E..........       300,000        7,590,000     7.43
        Cousins Properties, 7.75%, Series A................       457,500       11,629,650     7.63
        Developers Diversified Realty Corp., 8.00%,
           Series G........................................        88,700        2,328,375     7.62
        Glimcher Realty Trust, 8.75%, Series F.............       280,000        7,168,000     8.55
        Health Care REIT, 7.875%, Series D.................       100,000        2,550,000     7.73
        iStar Financial, 7.875%, Series E..................       400,000       10,180,000     7.74
        iStar Financial, 7.80%, Series F...................       168,000        4,242,000     7.72
        Mid-America Apartment Communities, 8.30%,
           Series H........................................       690,600       18,024,660     7.97
        Mills Corp., 8.75%, Series E.......................       100,000        2,645,000     8.28
                                                                            --------------
                                                                                73,840,185
                                                                            --------------
    RETAIL -- DEPARTMENT STORE                       0.41%
        Sears Roebuck Acceptance Corp., 7.00%, Notes.......       166,500        4,240,755     6.87
        Sears Roebuck Acceptance Corp., 7.40%, Notes.......        22,417          593,602     6.99
                                                                            --------------
                                                                                 4,834,357
                                                                            --------------

-------------------
(a) (COPrS) Canadian Origin Preferred Securities.
(b) (CABCO) Corporate Assets Backed Corporation.
(c) (CBTCS) Corporate Backed Trust Certificates.
(d) (PPLUS) Preferred Plus Trust.

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.




                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                NUMBER                       DIVIDEND
                                                               OF SHARES        VALUE         YIELD
                                                              -----------   --------------   --------
    TELECOMMUNICATION SERVICES                       1.42%
        Centaur Funding Corp., 9.08%.......................        11,028   $   12,802,685     7.82%
        Telephone & Data Systems, 7.60%, Series A..........       156,000        4,110,600     7.21
                                                                            --------------
                                                                                16,913,285
                                                                            --------------
    TELEPHONE -- INTEGRATED                          0.10%
        Bellsouth Telecommunications, 6.75% (CABCO)(a).....         3,700           93,906     6.66
        Bellsouth Telecommunications, 7.00% (CBTCS)(b).....         7,300          190,895     6.69
        Bellsouth Telecommunications, 7.00% (CORTS)(c).....         2,000           53,500     6.54
        Bellsouth Telecommunications, 7.125% (SATURNS)(d)..         2,600           67,132     6.89
        Verizon Global Funding Trust, 7.75% (CBTCS)(b).....         2,000           54,000     7.07
        Verizon Global Trust, 7.375% (CORTS)(c)............         4,600          123,510     6.85
        Verizon New England, 7.00% (QUIBS)(e)..............        11,900          315,707     6.60
        Verizon South, 7.00%, Series F.....................        10,200          270,402     6.60
                                                                            --------------
                                                                                 1,169,052
                                                                            --------------
             TOTAL PREFERRED SECURITIES -- $25 PAR VALUE
               (Identified cost -- $252,929,000)...........                    257,092,287
                                                                            --------------

PREFERRED SECURITIES -- CAPITAL TRUST               22.75%
    BANK                                             2.35%
        Astoria Capital Trust I, 9.75%, due 11/1/29,
           Series B........................................    12,500,000       14,750,000     8.26
        BankBoston Capital Trust II, 7.75%, due 12/15/26...     1,500,000        1,692,150     6.87
        BT Capital Trust B, 7.90%, due 1/15/27.............       365,000          406,618     7.09
        Great Western Financial Trust II, 8.206%, due
           2/1/27, Series A................................     5,232,000        6,013,305     7.14
        NB Capital Trust IV, 8.25%, due 4/15/27............       570,000          679,474     6.92
        Republic New York Capital I, 7.75%, due 11/15/26
           (TruPS)(f)......................................     1,000,000        1,105,193     7.01
        Sky Financial Capital Trust I, 9.75%, due 5/1/30,
           Series B........................................     3,000,000        3,359,355     8.34
                                                                            --------------
                                                                                28,006,095
                                                                            --------------

-------------------
(a) (CABCO) Corporate Assets Backed Corporation.
(b) (CBTCS) Corporate Backed Trust Certificates.
(c) (CORTS) Corporate Backed Trust Securities.
(d) (SATURNS) Structured Asset Trust Unit Repackagings.
(e) (QUIBS) Quarterly Interest Bonds.
(f) (TruPS) Trust Preferred Securities.

--------------------------------------------------------------------------------
                                       12

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.




                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                NUMBER                       DIVIDEND
                                                               OF SHARES        VALUE         YIELD
                                                              -----------   --------------   --------
    BANK -- FOREIGN                                  7.23%
        BNP Paribas Capital Trust V, 7.20%.................    12,000,000   $   12,368,040     6.99%
        CA Preferred Fund Trust, 7.00%, due 1/29/49
           (Eurobond)......................................    25,700,000       25,947,285     6.93
        HBOS Capital Funding LP, 6.85%.....................    19,500,000       19,546,781     6.83
        HSBC Capital Funding LP, 10.176%...................     9,680,000       14,539,360     6.78
        RBS Capital Trust B, 6.80%.........................    13,700,000       13,733,866     6.78
                                                                            --------------
                                                                                86,135,332
                                                                            --------------
    ELECTRIC -- INTEGRATED                           1.07%
        Dominion Resources Capital Trust III, 8.40%, due
           1/15/31.........................................    10,421,000       12,767,257     6.86
                                                                            --------------
    FINANCE                                          4.13%
      CREDIT CARD                                    0.18%
        MBNA Capital, 8.278%, due 12/1/26, Series A........     2,000,000        2,167,806     7.64
                                                                            --------------
      DIVERSIFIED FINANCIAL SERVICES                 1.99%
        Old Mutual Capital Funding, 8.00%, due 5/29/49
           (Eurobond)......................................    23,500,000       23,676,250     7.94
                                                                            --------------
      INVESTMENT BANKER/BROKER                       0.85%
        Chase Capital I, 7.67%, due 12/1/06................     2,519,000        2,817,862     6.86
        JPM Capital Trust II, 7.95%, due 2/27/07...........     6,400,000        7,289,235     6.98
                                                                            --------------
                                                                                10,107,097
                                                                            --------------
      MORTGAGE LOAN/BROKER                           1.11%
        Countrywide Capital III, 8.05%, due 6/15/27,
           Series B (SKIS)(a)..............................    11,285,000       13,295,874     6.83
                                                                            --------------
        TOTAL FINANCE......................................                     49,247,027
                                                                            --------------

INSURANCE                                            7.02%
      BROKERS                                        0.53%
        Aon Capital Trust A, 8.205%, due 1/1/27............     5,500,000        6,319,395     7.15
                                                                            --------------
      LIFE/HEALTH                                    0.35%
        AmerUS Capital, 8.85%, due 2/1/27, Series A........     4,000,000        4,203,392     8.42
                                                                            --------------
      MULTI-LINE                                     5.67%
        AXA, 7.10%, due 5/29/49 (Eurobond).................    25,000,000       25,053,750     7.08
        GenAmerica Capital I, 8.525%, due 6/30/27..........    10,000,000       11,300,060     7.55
        USF&G Capital, 8.312%, due 7/1/46..................     2,000,000        2,137,170     7.78
        Zurich Capital Trust I, 8.376%, due 6/1/37.........    25,212,000       28,991,657     7.29
                                                                            --------------
                                                                                67,482,637
                                                                            --------------

-------------------
(a) (SKIS) Subordinated Capital Income Securities.

--------------------------------------------------------------------------------
                                       13

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.




                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                NUMBER                       DIVIDEND
                                                               OF SHARES        VALUE         YIELD
                                                              -----------   --------------   --------
      PROPERTY/CASUALITY                             0.47%
        W.R. Berkley Capital Trust, 8.197% due 12/15/45....     5,100,000   $    5,582,144     7.49%
                                                                            --------------
        TOTAL INSURANCE....................................                     83,587,568
                                                                            --------------
    PIPELINES                                        0.95%
        K N Capital Trust I, 8.56%, due 4/15/27 (TruPS)(a).     9,513,000       11,266,094     7.23
                                                                            --------------

             TOTAL PREFERRED SECURITIES -- CAPITAL TRUST
                (Identified cost -- $263,966,314)...........                   271,009,373
                                                                            --------------
CORPORATE BOND                                       5.62%
    AUTOMOTIVE                                       4.33%
        Ford Holdings, 9.30%, due 3/1/30....................  $ 2,500,000   $    2,676,998
        Ford Motor Co., 9.98%, due 2/15/47..................   14,400,000       16,078,032
        General Motors Corp., 7.375%, due 5/23/48...........   18,500,000       17,132,924
        General Motors Corp, 8.25%, due 7/15/23.............   15,000,000       15,725,550
                                                                            --------------
                                                                                51,613,504
                                                                            --------------
    MEDIA -- DIVERSIFIED SERVICES                    1.20%
        Liberty Media, 8.25%, due 2/1/30....................   12,250,000       14,231,389
                                                                            --------------
    REAL ESTATE                                      0.09%
        Highwoods/Forsyth Limited Partnership, 7.50%, due
           4/15/18..........................................    1,000,000        1,034,604
                                                                            --------------
             TOTAL CORPORATE BOND (Identified
               cost -- $64,029,651).........................                    66,879,497
                                                                            --------------

-------------------
(a) (TruPS) Trust Preferred Securities.

--------------------------------------------------------------------------------
                                       14

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.




                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                            PRINCIPAL
                                                             AMOUNT          VALUE
                                                           -----------   --------------
COMMERCIAL PAPER                                 21.16%
         American General Financial Corp., 0.90% due
           10/1/03......................................    50,000,000       50,000,000
         BNP Paribas Financial, 0.90% due 10/1/03.......    50,000,000       50,000,000
         General Electric Capital Corp., 0.90% due
           10/1/03......................................     1,969,000        1,969,000
         San Paolo U.S. Finance Co., 0.90% due
           10/1/03......................................    50,000,000       50,000,000
         State Street Boston Corp., 0.90% due 10/1/03...    50,000,000       50,000,000
         UBS Financial, 0.90% due 10/1/03...............    50,000,000       50,000,000
                                                                         --------------
             TOTAL COMMERCIAL PAPER (Identified
                cost -- $251,969,000)...................                    251,969,000
                                                                         --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,767,784,704) ...................... 153.34%                  1,826,287,813
LIABILITIES IN EXCESS OF OTHER ASSETS .......... (1.28)%                    (15,284,779)
LIQUIDATION VALUE OF TAXABLE AUCTION MARKET PREFERRED
  SHARES: SERIES M7, SERIES T7, SERIES W7, SERIES TH7,
  SERIES F7 (Equivalent to $25,000 per share based on
  3,280 shares outstanding per class), SERIES W28A,
  SERIES W28B AND SERIES W28C (Equivalent to $25,000 per
  share based on 2,800 shares outstanding per class) ...  (52.06)%         (620,000,000)
                                                          ------
NET ASSETS -- COMMON STOCK (Equivalent to $24.68 per
  share based on 48,251,666 shares of capital stock
  outstanding) .........................................  100.00%        $1,191,003,034
                                                          ------         --------------
                                                          ------         --------------


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                                       15

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.




                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

NOTE 1. INVESTMENTS IN INTEREST RATE SWAPS

The fund has entered into interest rate swap transactions with UBS AG and Royal Bank of Canada. Under the agreements, the fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal values of the swaps. Details of the interest rate swap transactions as of September 30, 2003 are as follows:

                           NOTIONAL                    FLOATING RATE(a)                         UNREALIZED
COUNTERPARTY                AMOUNT      FIXED RATE     (RESET MONTHLY)      TERMINATION DATE   DEPRECIATION
------------              -----------   ----------   --------------------   ----------------   ------------
Royal Bank of Canada....  $58,125,000     3.3980%           1.1200%             8/27/2007      $(1,455,411)
Royal Bank of Canada....   43,250,000     3.4525%           1.1200%             9/16/2008         (610,557)
UBS AG..................   58,125,000     2.8325%           1.1200%             8/25/2006         (960,962)
UBS AG..................   58,125,000     3.9900%           1.1200%             8/25/2009       (1,667,009)
UBS AG..................   58,125,000     4.3975%           1.1200%             8/25/2010       (2,468,734)
UBS AG..................   58,125,000     4.5950%           1.1200%             8/25/2011       (2,654,767)
                                                                                               -----------
                                                                                               $(9,817,440)
                                                                                               -----------
                                                                                               -----------

-------------------

(a) Based on LIBOR (London Interbank Offered Rate).

--------------------------------------------------------------------------------
                                       16

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.




                            FINANCIAL HIGHLIGHTS (a)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                             NET ASSET VALUE
                                                  TOTAL NET ASSETS              PER SHARE
                                           -------------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 6/27/03.............                   $      100,275            $23.88
    Net investment income................  $   17,697,425                    $ 0.30
    Net realized and unrealized gain on
       investments and interest rate swap
       transactions......................      48,266,370                      1.07
    Offering and organization costs
       charged to paid in
       capital -- common shares..........      (2,409,500)                    (0.05)
    Offering and organization costs
       charged to paid in
       capital -- preferred shares.......      (7,185,000)                    (0.16)
Distributions from net investment income
  to:
    Common shareholders..................     (16,395,797)                    (0.34)
    Preferred shareholders...............        (982,733)                    (0.02)
                                                                             ------
Capital stock transactions:
    Sold.................................   1,150,536,250
    Distributions reinvested.............       1,375,744
                                           --------------
Net increase in net asset value..........                    1,190,902,759              0.80
                                                            --------------            ------
End of period: 9/30/03...................                   $1,191,003,034            $24.68
                                                            --------------            ------
                                                            --------------            ------

                         AVERAGE ANNUAL TOTAL RETURNS(b)
                 (PERIOD ENDED SEPTEMBER 30, 2003) (UNAUDITED)

                                 SINCE INCEPTION
                                    (6/27/03)
                                    ---------
                                      4.83%


                        REINVESTMENT PLAN

   We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.


    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

-------------------

(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

(b) Based on net asset value.

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:



              FOR HIGH CURRENT INCOME:                              FOR TOTAL RETURN:


                  COHEN & STEERS                                     COHEN & STEERS
             EQUITY INCOME FUND LOGO                               REALTY SHARES LOGO
      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX,                       SYMBOL: CSRSX
                CSDIX


              FOR CAPITAL APPRECIATION:                               FOR TOTAL RETURN:


                  COHEN & STEERS                                       COHEN & STEERS
              SPECIAL EQUITY FUND LOGO                        INSTITUTIONAL REALTY SHARES LOGO
      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              REITS
      SYMBOL: CSSPX                                       OFFERS LOW TOTAL EXPENSE RATIO
                                                          HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                                                           COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT MANAGER
 Director and chairman                 Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and president                (212) 832-3232

 Gregory C. Clark                      FUND SUBADMINISTRATOR AND CUSTODIAN
 Director                              State Street Bank and Trust Company
                                       225 Franklin Street
 Bonnie Cohen                          Boston, MA 02110
 Director
                                       TRANSFER AGENT -- COMMON SHARES
 George Grossman                       Equiserve Trust Company
 Director                              150 Royall Street
                                       Canton, MA 02021
 Richard J. Norman                     (800) 426-5523
 Director
                                       LEGAL COUNSEL
 Willard H. Smith Jr.                  Simpson Thacher & Bartlett
 Director                              425 Lexington Avenue
                                       New York, NY 10017
 Greg E. Brooks
 Vice president                        New York Stock Exchange Symbol: RNP
                                       Web site: cohenandsteers.com
 Adam Derechin
 Vice president and assistant          This report is for shareholder
 treasurer                             information. This is not a prospectus
                                       intended for use in the purchase or sale
 Lawrence B. Stoller                   of fund shares. Past performance is of
 Assistant secretary                   course no guarantee of future results and
                                       your investment may be worth more or less at the time you sell.



--------------------------------------------------------------------------------
                                       19

COHEN & STEERS
REIT AND PREFERRED INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017

                                 COHEN & STEERS
                         REIT AND PREFERRED INCOME FUND


                             ----------------------
                                QUARTERLY REPORT
                               SEPTEMBER 30, 2003